UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 13, 2017

Affiliated Managers Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-13459	04-3218510
(Commission File Number)	(IRS Employer Identification No.)

777 South Flagler Drive
West Palm Beach, Florida	33401
(Address of Principal Executive Offices)	(Zip Code)

(800) 345-1100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Affiliated Managers Group, Inc. (the “Company”) was held on June 13, 2017. At that meeting, the stockholders considered and acted upon the following proposals:

1. The Election of Directors. The stockholders elected the following individuals to serve as directors until the 2018 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. The table below sets forth the voting results for each director:

	Votes For	Votes Against	Abstentions
Samuel T. Byrne	47,830,090	992,710	431,877
Dwight D. Churchill	48,584,968	657,515	12,194
Glenn Earle	48,389,896	852,553	12,228
Niall Ferguson	48,187,694	1,054,815	12,168
Sean M. Healey	47,317,604	1,861,566	75,507
Tracy P. Palandjian	48,127,584	1,097,899	29,194
Patrick T. Ryan	44,451,762	4,370,964	431,951
Jide J. Zeitlin	48,282,586	540,019	432,072

2. Non-Binding Advisory Vote on Executive Compensation. The stockholders voted to approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers. The table below sets forth the voting results:

Votes For	Votes Against	Abstentions
30,013,453	18,546,831	694,393

3. Non-Binding Advisory Vote on Frequency of Executive Compensation Advisory Votes. The stockholders recommended that a non-binding advisory vote to approve the compensation of the Company’s named executive officers occur every year. The table below sets forth the voting results:

1 year	2 years	3 years	Abstentions
48,003,378	171,882	1,061,826	17,591

Based on the results of this vote, and consistent with the Board of Directors’ recommendation in the Proxy Statement, the Company will hold a non-binding advisory vote on executive compensation annually until the next vote on frequency.

4. The Approval of a Charter Amendment. The stockholders voted to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to enable stockholders to remove directors with or without cause by a majority stockholder vote. The table below sets forth the voting results.

Votes For	Votes Against	Abstentions
48,992,630	249,027	13,020

5. The Ratification of the Selection of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the Current Fiscal Year. The stockholders voted to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the current fiscal year. The table below sets forth the voting results:

Votes For	Votes Against	Abstentions
49,034,520	2,123,333	112,969

In addition, in the case of each of proposals one, two, three and four, the number of broker non-votes was 2,016,145. There were no broker non-votes on proposal five.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFILIATED MANAGERS GROUP, INC.

Date: June 14, 2017	By:	/s/ David M. Billings
		Name:	David M. Billings
		Title:	General Counsel and Secretary

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